UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ESSENDANT INC.

(Name of Registrant as Specified In Its Charter)

Emu Investments LLC

Staples, Inc.

Arch Investors L.P.

SP GP (Cayman) Ltd.

Sycamore Partners II, L.P.

Sycamore Partners II GP, L.P.

Sycamore Partners II GP, Ltd.

Stefan L. Kaluzny

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On September 11, 2018, Emu Investments LLC, Staples, Inc., Arch Investors L.P., SP GP (Cayman) Ltd., Sycamore Partners II, L.P., Sycamore Partners II GP, L.P., Sycamore Partners II GP, Ltd. and Stefan L. Kaluzny, filed an Amendment to their Schedule 13D relating to Essendant Inc., a copy of which is filed herewith as Exhibit 1.

STAPLES, INC. (“STAPLES”) INTENDS TO FILE WITH THE SEC A DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING GOLD PROXY CARD TO BE USED TO SOLICIT PROXIES IN CONNECTION WITH THE UPCOMING SPECIAL MEETING OF STOCKHOLDERS OF ESSENDANT INC. (THE “COMPANY”), INCLUDING ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF OR ANY OTHER MEETING THAT MAY BE CALLED IN LIEU THEREOF (THE “SPECIAL MEETING”). INFORMATION RELATING TO STAPLES AND THE OTHER PARTICIPANTS IN SUCH PROXY SOLICITATION (COLLECTIVELY, THE “PARTICIPANTS”) HAS BEEN INCLUDED IN A PRELIMINARY PROXY STATEMENT FILED BY STAPLES WITH THE SEC ON SEPTEMBER 4, 2018 AND IN ANY AMENDMENTS TO THAT PRELIMINARY PROXY STATEMENT. STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE SOLICITATION OF STOCKHOLDERS OF THE COMPANY IN CONNECTION WITH THE SPECIAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS. THESE MATERIALS AND OTHER MATERIALS FILED BY THE PARTICIPANTS IN CONNECTION WITH THE SOLICITATION OF PROXIES WILL BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER RELEVANT DOCUMENTS FILED BY THE PARTICIPANTS WITH THE SEC WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON REQUEST FROM STAPLES’ PROXY SOLICITOR, D.F. KING & CO., INC., AT 800-870-0126 OR VIA EMAIL AT STAPLES@DFKING.COM.

Exhibit 1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 13D

(Rule 13d-101)

INFORMATION TO BE INCLUDED IN STATEMENTS FILED PURSUANT

TO RULE 13d-1(a) AND AMENDMENTS THERETO FILED PURSUANT TO

RULE 13d-2(a)

Under the Securities Exchange Act of 1934

(Amendment No. 8)

Essendant Inc.

(Name of Issuer)

Common Stock

(Title of Class of Securities)

296689102

(CUSIP Number)

Sean D. Rodgers, P.C.

Laura Sullivan

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

212-446-4600

(Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications)

September 9, 2018

(Date of Event Which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(e), 13d-1(f) or 13d-1(g), check the following box.  ☐

Note: Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

(Continued on following pages)

*

The remainder of this cover page shall be filled out for a reporting person’s initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page. The information required on the remainder of this cover page shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 (“Act”) or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Emu Investments LLC
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds AF
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person OO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Staples, Inc.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds WC
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person CO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Arch Investors L.P.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds OO
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Delaware
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person OO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person SP GP (Cayman) Ltd.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds OO
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person OO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Sycamore Partners II, L.P.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds OO
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person PN

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Sycamore Partners II GP, L.P.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds NA
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person OO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Sycamore Partners II GP, Ltd.
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds NA
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization Cayman Islands
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 0
	8	Shared Voting Power 4,203,631
	9	Sole Dispositive Power 0
	10	Shared Dispositive Power 4,203,631
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person OO

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

SCHEDULE 13D

CUSIP No. 296689102

1	Name of Reporting Person Stefan L. Kaluzny
2	Check the Appropriate Box if a Member of a Group (a) ☐ (b) ☒
3	SEC Use Only
4	Source of Funds OO
5	Check Box if Disclosure of Legal Proceedings Is Required Pursuant to Items 2(d) or 2(e) ☐
6	Citizenship or Place of Organization United States
Number of Shares Beneficially Owned by Each Reporting Person With	7	Sole Voting Power 4,203,631
	8	Shared Voting Power 0
	9	Sole Dispositive Power 4,203,631
	10	Shared Dispositive Power 0
11	Aggregate Amount Beneficially Owned by Each Reporting Person 4,203,631
12	Check Box if the Aggregate Amount in Row (11) Excludes Certain Shares ☐
13	Percent of Class Represented by Amount in Row (11) 11.15% (1)
14	Type of Reporting Person IN

(1)

Calculated based on 37,709,883 shares of common stock, par value $0.10 per share of Essendant Inc., outstanding as of August 3, 2018, as reported in Essendant Inc.’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2018.

This statement constitutes Amendment No. 8 to the Schedule 13D relating to the common stock, par value $0.10 per share (the “Common Stock”), of Essendant Inc., a Delaware corporation (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2018 (the “Initial Schedule 13D”), as amended by Amendment No. 1 filed with the SEC on May 21, 2018 (“Amendment No. 1”), Amendment No. 2 filed with the SEC on June 4, 2018 (“Amendment No. 2”), Amendment No. 3 filed with the SEC on July 31, 2018 (“Amendment No. 3”), Amendment No. 4 filed with the SEC on August 7, 2018 (“Amendment No. 4”), Amendment No. 5 filed with the SEC on August 8, 2018 (“Amendment No. 5”), Amendment No. 6 filed with the SEC on August 13, 2018 (“Amendment No. 6”) and Amendment No. 7 filed with the SEC on September 4, 2018 (together with the Initial Schedule 13D, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5 and Amendment No. 6, the “Schedule 13D”).

Item 4. Purpose of Transaction

Item 4 is hereby amended by adding the following paragraphs before the last paragraph in Item 4:

On September 9, 2018, Staples delivered an offer to the Issuer to acquire all of the remaining common stock of the Issuer not owned by the Reporting Persons for $12.80 per share in cash (the “September 9 Offer”). On that same date, Staples also delivered to the Issuer’s legal counsel a merger agreement signed by Staples.

On September 10, 2018, the Issuer announced that its Board of Directors, after consultation with the Issuer’s legal and financial advisors, had determined that Staples’ September 9 Offer constitutes a “Superior Proposal” (as defined in the GPC Agreement). The Issuer delivered notice to Genuine Parts Company (“GPC”) of this determination by its Board of Directors and the Issuer’s intention to terminate the GPC Agreement in order to enter into the merger agreement with Staples (the “Notice of Superior Proposal”).

On September 10, 2018, GPC announced that it had received the Notice of Superior Proposal, did not intend to make any counterproposals during the three-day match period required under the GPC Agreement and anticipated that the GPC Agreement would terminate at the end of such three-day match period.

STAPLES, INC. (“STAPLES”) INTENDS TO FILE WITH THE SEC A DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING GOLD PROXY CARD TO BE USED TO SOLICIT PROXIES IN CONNECTION WITH THE SPECIAL MEETING. INFORMATION RELATING TO STAPLES AND THE OTHER PARTICIPANTS IN SUCH PROXY SOLICITATION HAS BEEN INCLUDED IN THE PRELIMINARY PROXY STATEMENT. STOCKHOLDERS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE REPORTING PERSONS FROM THE STOCKHOLDERS OF THE ISSUER IN CONNECTION WITH THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. THESE MATERIALS AND OTHER MATERIALS FILED BY SUCH PARTICIPANTS IN CONNECTION WITH THE SOLICITATION OF PROXIES WILL BE AVAILABLE AT NO CHARGE AT THE SEC’S WEBSITE AT WWW.SEC.GOV AND WILL ALSO BE AVAILABLE, WITHOUT CHARGE, ON REQUEST FROM SUCH PARTICIPANTS’ PROXY SOLICITOR, D.F. KING & CO., INC., AT 800-870-0126 OR VIA EMAIL AT STAPLES@DFKING.COM.

Item 7. Material to be Filed as Exhibits

Item 7 is hereby amended and restated as follows:

Exhibit 99.1	Joint Filing Agreement, dated as of May 16, 2018, among Emu Investments LLC, Staples, Inc., Arch Investors L.P., SP GP (Cayman) Ltd., Sycamore Partners II, L.P., Sycamore Partners II GP, L.P., Sycamore Partners II GP, Ltd. and Stefan L. Kaluzny (previously filed).

Exhibit 99.2	Trading data (previously filed).

Exhibit 99.3	Letter from Staples, Inc. to Essendant Inc. dated April 17, 2018 (previously filed).

Exhibit 99.4	Letter from Staples, Inc. to Essendant Inc. dated April 29, 2018 (previously filed).

Exhibit 99.5	Letter from Staples, Inc. to Essendant Inc. dated July 31, 2018 (previously filed).

Exhibit 99.6	Letter from Staples, Inc. to Essendant Inc. dated August 13, 2018 and enclosures therewith (previously filed).

Exhibit 99.7	Letter from Staples, Inc. to Essendant Inc. dated September 4, 2018 (previously filed).

Exhibit 99.8	Investor Presentation dated September 4, 2018 (previously filed).

Exhibit 99.9	Press release dated as of September 4, 2018 (previously filed).

SIGNATURES

After reasonable inquiry and to the best of each of the undersigned’s knowledge and belief, each of the undersigned certify that the information set forth in this statement is true, complete and correct.

Date: September 11, 2018

EMU INVESTMENTS LLC

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Chief Executive Officer

STAPLES, INC.

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

ARCH INVESTORS L.P.

By:	SP GP (Cayman) Ltd.,
its General Partner

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

SP GP (CAYMAN) LTD.

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

SYCAMORE PARTNERS II, L.P.

By:	Sycamore Partners II GP, L.P.,
its General Partner

By:	Sycamore Partners II GP, Ltd.,
its General Partner

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

SYCAMORE PARTNERS II GP, L.P.

By:	Sycamore Partners II GP, Ltd.,
its General Partner

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

SYCAMORE PARTNERS II GP, LTD.

By:	/s/ Stefan L. Kaluzny
Stefan L. Kaluzny
Director

/s/ Stefan L. Kaluzny
STEFAN L. KALUZNY

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Filing Agreement, dated as of May 16, 2018, among Emu Investments LLC, Staples, Inc., Arch Investors L.P., SP GP (Cayman) Ltd., Sycamore Partners II, L.P., Sycamore Partners II GP, L.P., Sycamore Partners II GP, Ltd. and Stefan L. Kaluzny (previously filed).

99.2	Trading data (previously filed).

99.3	Letter from Staples, Inc. to Essendant Inc. dated April 17, 2018 (previously filed).

99.4	Letter from Staples, Inc. to Essendant Inc. dated April 29, 2018 (previously filed).

99.5	Letter from Staples, Inc. to Essendant Inc. dated July 31, 2018 (previously filed).

99.6	Letter from Staples, Inc. to Essendant Inc. dated August 13, 2018 and enclosures therewith (previously filed).

99.7	Letter from Staples, Inc. to Essendant Inc. dated September 4, 2018 (previously filed).

99.8	Investor Presentation dated September 4, 2018 (previously filed).

99.9	Press release dated as of September 4, 2018 (previously filed).